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                     Prudential Mortgage Income Fund, Inc.
                     Supplement dated November 18, 1996 to
                        Prospectus dated April 29, 1996
    The following information supplements `How the Fund is Managed - Manager` in the Prospectus:
    The current portfolio managers of the Fund are Barbara L. Kenworthy and Sharon Fera. Ms. Kenworthy is a Managing Director and Senior Portfolio Manager and Ms. Fera is a Vice President and Portfolio Manager of Prudential Investments, a business group of The Prudential Insurance Company of America. Ms. Fera is responsible for day-to-day management for the Fund under the supervision of Ms. Kenworthy, who remains responsible for overall portfolio strategy for the Fund. Ms. Kenworthy has managed the Fund's portfolio since May 1995. Ms. Kenworthy joined Prudential Investments in July 1994, having previously been employed by the Dreyfus Corporation (from June 1985 to June
1994), where she served as President and Portfolio Manager for several Dreyfus fixed-income funds. Ms. Kenworthy also serves as the Portfolio Manager of other investment companies managed by Prudential Investments. Ms. Fera joined Prudential Investments in May 1996 as a fixed-income portfolio manager. Prior thereto, she was employed by Aetna Life and Casualty (May, 1993-May, 1996) as a Portfolio Manager responsible for the fixed-income portion of Aetna's Capital and Surplus Portfolio and as a fixed-income analyst responsible for the Capital Goods and Transportation sectors. Prior to joining Aetna, she was a fixed-income trader at Hartford Life Insurance Company (May, 1993-May, 1996) and at Equitable Capital Management Corporation (August, 1985-May, 1992).
MF102A-1 (11/18/96)